Exhibit 10.33
AMENDMENT TO
TIME-BASED RESTRICTED STOCK UNIT AGREEMENT
UNDER THE TASKUS, INC.
2021 OMNIBUS INCENTIVE PLAN
Pursuant to the Restricted Stock Unit Grant Notice (the “Grant Notice”) delivered to the Participant (as defined in the Grant Notice) with a Grant Date of June 10, 2021, and subject to the terms of the Restricted Stock Unit Agreement attached thereto (the “Restricted Stock Unit Agreement”) and the TaskUs, Inc. 2021 Omnibus Incentive Plan, as it may be amended and restated from time to time (the “Plan”), TaskUs, Inc., a Delaware corporation (the “Company”), and the Participant agree that the Section 8 of the Restricted Stock Unit Agreement shall be amended as follows.
8. Tax Withholding. The provisions of Section 13(d) of the Plan are incorporated herein by reference and made a part hereof.

TaskUs, Inc.

________________________
By: Claudia Walsh
Title: General Counsel

THE UNDERSIGNED PARTICIPANT ACKNOWLEDGES RECEIPT OF THIS AMENDMENT TO RESTRICTED STOCK UNIT AGREEMENT, AND, AS AN EXPRESS CONDITION TO THE GRANT OF RESTRICTED STOCK UNITS HEREUNDER, AGREES TO BE BOUND BY THE TERMS OF THIS AMENDMENT TO RESTRICTED STOCK UNIT AGREEMENT.
PARTICIPANT1

_________________________

1 To the extent that the Company has established, either itself or through a third-party plan administrator, the ability to accept this award electronically, such acceptance shall constitute the Participant’s signature hereto.